                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 10, 1997 incorporated by reference in The Morningstar Group's Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



                                        ARTHUR ANDERSEN LLP


Dallas, Texas
   July 25, 1997